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                                                                   EXHIBIT 10.10

                    SUPERIOR CONSULTANT HOLDINGS CORPORATION

                        Amendment to Employment Agreement
                        ---------------------------------


The Employment Agreement dated January 5, 1998, as amended, between Charles O. Bracken, ("the employee") and Superior Consultant Company, Inc., a Michigan Corporation ("the company"), is hereby amended as follows:

1. The section entitled "Title" is deleted in its entirety and replaced by the following:

         The employee's title shall be Vice Chairman of the Board.

2. The section entitled "Salary" is deleted in its entirety and replaced by the following:

     Salary: The bi-weekly salary will be $12,307.70 (prorated for partial periods), subject to any payroll or other deductions as may be required to be made pursuant to law, government order, or by written agreement with or consent of the employee.


3. Section H(h) entitled "Change in Control Payment" is deleted in its entirety and replaced by the following:

     (h) Change in Control Payment. As used herein the term "Change in Control Payment" means an amount equal to three (3) time the full annual base salary in effect for the year of termination plus three (3) time the full year's bonus opportunity in effect for the year of termination.

4. This amendment becomes effective January 4, 1999, however, the company explicitly reserves the right to refuse any acceptance not communicated in writing within one month from the above mentioned effective date. Terms of Employment Agreement dated January 5, 1998, as amended, will prevail until January 3, 1999.



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5.   Except as amended hereof, all terms and provisions of the Employment
     Agreement dated January 5, 1998, as amended, remain in full force and effect.


Signatures:

Acknowledged and accepted for Superior Consultant Company, Inc.

-------------------------------     ---------------------         ------------
Name                                Title                         Date


I hereby acknowledge that I have voluntarily entered into this Amendment to Employment Agreement after having a full and adequate opportunity to review its provisions.

Acknowledged and accepted

-------------------------------     ---------------------         ------------
Name                                Title                         Date
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